Subsequent Events	12 Months Ended
May 31, 2024
Subsequent Events
Subsequent Events

Note 13. Subsequent Events

Tender offer

On July 19, 2024, the Company closed a tender offer where warrants to purchase approximately 127.1 million shares of common stock were exercised at a $0.09387 exercise price, resulting in gross proceeds of approximately $11.9 million and net proceeds of approximately $10.5 million. The Company also issued approximately 25.4 million shares of common stock as bonus shares in the tender offer.

Induced note conversions

On July 8, 2024, in satisfaction of a redemption, the Company and the April 23, 2021 Noteholder entered into an exchange agreement, pursuant to which a portion of the April 23, 2021 Note was partitioned into a new note with an aggregate principal amount of $0.5 million, which was exchanged concurrently for approximately 3.9 million shares.